Mortgage Banking Activities	12 Months Ended
Dec. 31, 2023
Mortgage Banking Activities [Abstract]
Mortgage Banking Activities

Note 6: Mortgage Banking Activities
Mortgage banking activities consist of residential and commercial mortgage originations, sales and servicing.
We apply the fair value method to residential mortgage
servicing rights (MSRs) and apply the amortization method to commercial MSRs. Table 6.1 presents MSRs, including the changes in MSRs measured using the fair value method and the amortization method.
Table 6.1: Mortgage Servicing Rights

	Year ended December 31,
(in millions)	2023	2022	2021
Residential MSRs at fair value, beginning of period	$9,310	6,920	6,125
Originations/purchases	161	1,003	1,645
Sales and other (1)	(902)	(614)	(8)
Net additions	(741)	389	1,637
Changes in fair value:
Due to valuation inputs or assumptions:
Market interest rates (2)	228	3,417	1,625
Servicing and foreclosure costs	(14)	(17)	(9)
Discount rates	(149)	42	(56)
Prepayment estimates and other (3)	21	(188)	(390)
Net changes in valuation inputs or assumptions	86	3,254	1,170
Changes due to collection/realization of expected cash flows (4)	(1,187)	(1,253)	(2,012)
Total changes in fair value	(1,101)	2,001	(842)
Residential MSRs at fair value, end of period	7,468	9,310	6,920
Commercial MSRs at amortized cost, end of period (5)	1,040	1,170	1,269
Total MSRs	$8,508	10,480	8,189
(1)For the year ended December 31, 2022, residential MSRs decreased $611 million due to the sale of interest-only strips related to excess servicing cash flows from agency residential mortgage-backed securitizations.
(2)Includes prepayment rate changes due to changes in market interest rates. Residential MSRs are economically hedged with derivative instruments to reduce exposure to changes in market interest rates.
(3)Represents other changes in valuation model inputs or assumptions, including prepayment rate estimation changes that are independent of mortgage interest rate changes.
(4)Represents the reduction in the residential MSR fair value for the cash flows expected to be collected during the period, net of income accreted due to the passage of time.
(5)The estimated fair value of commercial MSRs was $1.6 billion, $2.1 billion, and $1.5 billion at December 31, 2023, 2022 and 2021, respectively.
Table 6.2 provides key weighted-average assumptions used in the valuation of residential MSRs and sensitivity of the current fair value of residential MSRs to immediate adverse changes in those assumptions. See Note 15 (Fair Values of Assets and Liabilities) for additional information on key assumptions for residential MSRs.
Table 6.2: Assumptions and Sensitivity of Residential MSRs

($ in millions, except cost to service amounts)	Dec 31, 2023	Dec 31, 2022
Fair value of interests held	$7,468	9,310
Expected weighted-average life (in years)	6.3	6.3

Key assumptions:
Prepayment rate assumption (1)	8.9%	9.4
Impact on fair value from 10% adverse change	$224	288
Impact on fair value from 25% adverse change	538	688

Discount rate assumption	9.4%	9.1
Impact on fair value from 100 basis point increase	$294	368
Impact on fair value from 200 basis point increase	565	707

Cost to service assumption ($ per loan)	105	102
Impact on fair value from 10% adverse change	148	171
Impact on fair value from 25% adverse change	369	427
(1)Includes a blend of prepayment speeds and expected defaults. Prepayment speeds are influenced by mortgage interest rates as well as our estimation of drivers of borrower behavior.
The sensitivities in the preceding table are hypothetical and caution should be exercised when relying on this data. Changes in value based on variations in assumptions generally cannot be extrapolated because the relationship of the change in the assumption to the change in value may not be linear. Also, the effect of a variation in a particular assumption on the value of the other interests held is calculated independently without changing any other assumptions. In reality, changes in one factor may result in changes in others, which might magnify or counteract the sensitivities.
We present the components of our managed servicing portfolio in Table 6.3 at unpaid principal balance for loans serviced and subserviced for others and at carrying value for owned loans serviced.
Table 6.3: Managed Servicing Portfolio

(in billions)	Dec 31, 2023	Dec 31, 2022
Residential mortgage servicing:
Serviced and subserviced for others	$560	681
Owned loans serviced	262	273
Total residential servicing	822	954
Commercial mortgage servicing:
Serviced and subserviced for others	548	577
Owned loans serviced	128	133
Total commercial servicing	676	710
Total managed servicing portfolio	$1,498	1,664
Total serviced for others, excluding subserviced for others	$1,099	1,246
MSRs as a percentage of loans serviced for others	0.77%	0.84
Weighted average note rate (mortgage loans serviced for others)	4.50	4.30

At December 31, 2023 and 2022, we had servicer advances, net of an allowance for uncollectible amounts, of $2.1 billion and $2.5 billion, respectively. As the servicer of loans for others, we advance certain payments of principal, interest, taxes, insurance, and default-related expenses which are generally reimbursed within a short timeframe from cash flows from the trust, government-sponsored entities (GSEs), insurer or borrower.
The credit risk related to these advances is limited since the reimbursement is generally senior to cash payments to investors. We also advance payments of taxes and insurance for our owned loans which are collectible from the borrower. We maintain an allowance for uncollectible amounts for advances on loans serviced for others that may not be reimbursed if the payments were not made in accordance with applicable servicing agreements or if the insurance or servicing agreements contain limitations on reimbursements. Servicing advances on owned loans are written-off when deemed uncollectible.
Table 6.4 presents the components of mortgage banking noninterest income.
Table 6.4: Mortgage Banking Noninterest Income

		Year ended December 31,
(in millions)		2023	2022	2021
Contractually specified servicing fees, late charges and ancillary fees		$2,124	2,475	2,801
Unreimbursed servicing costs (1)		(115)	(189)	(332)
Amortization for commercial MSRs (2)		(238)	(247)	(225)
Changes due to collection/realization of expected cash flows (3)	(A)	(1,187)	(1,253)	(2,012)
Net servicing fees		584	786	232
Changes in fair value of MSRs due to valuation inputs or assumptions (4)	(B)	86	3,254	1,170
Net derivative losses from economic hedges (5)		(234)	(3,507)	(1,208)
Market-related valuation changes to residential MSRs, net of hedge results		(148)	(253)	(38)
Total net servicing income		436	533	194
Net gains on mortgage loan originations/sales (6)		393	850	4,762
Total mortgage banking noninterest income		$829	1,383	4,956
Total changes in residential MSRs carried at fair value	(A)+(B)	$(1,101)	2,001	(842)
(1)Includes costs associated with foreclosures, unreimbursed interest advances to investors, other interest costs, and transaction costs associated with sales of residential MSRs.
(2)Estimated future amortization expense for commercial MSRs was $228 million, $197 million, $159 million, $126 million, and $103 million for the years ended December 31, 2024, 2025, 2026, 2027 and 2028, respectively.
(3)Represents the reduction in the cash flows expected to be collected during the period, net of income accreted due to the passage of time, for residential MSRs measured using the fair value method.
(4)Refer to the analysis of changes in residential MSRs presented in Table 6.1 in this Note for more detail.
(5)See Note 14 (Derivatives) for additional information on economic hedges for residential MSRs.
(6)Includes net gains (losses) of $95 million, $2.5 billion, and $1.2 billion at December 31, 2023, 2022 and 2021, respectively, related to derivatives used as economic hedges of mortgage loans held for sale and derivative loan commitments.